UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 26, 2006

Municipal Mortgage & Equity, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11981	52-1449733
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

621 E Pratt Street, Suite 300, Baltimore, Maryland		21202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(443) 263-2900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

(1) On October 20, 2006, PricewaterhouseCoopers LLP ("PwC") was dismissed as the independent registered public accounting firm of the registrant, effective immediately. The decision to change independent registered public accounting firms was recommended by the registrant’s management and approved by the Audit Committee of the registrant’s Board of Directors (the "Audit Committee").

(2) PwC’s initial audit report on the registrant’s financial statements for the years ended December 31, 2005 and December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principle. As noted below, the Audit Committee has subsequently determined that such reports along with the related financial statements should no longer be relied upon.

On March 16, 2006, the registrant filed an Item 4.02 Form 8-K with the Securities and Exchange Commission (the "SEC") reporting that on March 10, 2006 the Audit Committee had concluded that the registrant’s previously filed interim and audited financial statements and the independent auditor’s reports thereon for the 2003 and 2004 periods and 2005 interim financial statements through September 30, 2005 should no longer be relied upon because such financial statements were prepared applying accounting practices that did not comply with generally accepted accounting principles. The registrant’s restated financial statements for 2003 and 2004 and subsequent interim financial statements through September 30, 2005 were included in its Form 10-K for the fiscal year-ended December 31, 2005 filed on June 21, 2006. The report of our independent auditors included an explanatory paragraph discussing the restatement announced on March 16, 2006. As noted below, the Audit Committee has subsequently determined that such report along with the related financial statements should no longer be relied upon.

On September 13, 2006, the registrant filed an Item 4.02 Form 8-K with the SEC reporting that on September 7, 2006 the Audit Committee had concluded that the registrant’s previously filed audited financial statements and the independent auditor’s reports thereon for the 2003 through 2005 and unaudited, interim financial statements for the periods during 2003 through 2005 and for the quarter ended March 31, 2006 should no longer be relied upon because such financial statements were prepared applying accounting practices that did not comply with generally accepted accounting principles. The registrant’s restated financial statements for 2003 through 2005 and for the March 31, 2006 interim period have not been filed as of the date of this current report due to the fact that management of the registrant has not yet reached a conclusion regarding the extent of the restatement discussed in the aforementioned Item 4.02 Form 8-K.

(3) During the years ended December 31, 2005 and December 31, 2004 and through October 20, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the registrant’s financial statements.

(4) During the years ended December 31, 2005 and 2004 and through October 20, 2006, there have been no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses in internal controls described in Item 9A of the registrant’s Annual Report on Form 10-K for the year ended December 31, 2005 and in Item 4 of the registrant’s Form 10-Q for the quarter ended March 31, 2006. These material weaknesses cover the following areas: (i) control environment, (ii) ineffective financial reporting process, (iii) accounting for tax credit equity business, (iv) accounting for deferral and recognition of bond and loan origination fees and direct costs, (v) accounting for investments in partnerships using the equity method of accounting, (vi) identification and valuation of derivative financial instruments, and (vii) accounting for income taxes. Please see the referenced sections above for information relating to management’s remediation plans. Management of the registrant has noted that it believes the restatement described in the registrant’s September 2006 Item 4.02 Form 8-K was the result of further instances of certain of the material weaknesses described above. However, once this restatement is completed, management will ascertain whether additional material weaknesses should be reported. Management of the registrant has authorized PwC to respond fully to the inquiries of the successor accountant concerning the subject matter of each of the material weaknesses described above.

In addition, since the filing of the registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, the registrant has identified an additional material weakness in its internal control over financial reporting. The registrant did not maintain effective policies and procedures over the accounting for certain of its employee benefits. Specifically, it did not properly accrue annual carryover vacation benefits due to its employees or vacation benefits due to its employees upon voluntary termination. In addition, the registrant erroneously calculated compensation expense related to deferred shares granted in 2006. This control deficiency resulted in a misstatement of employee benefit costs and more than a remote likelihood that a material misstatement of the registrant’s annual or interim financial statements would not be prevented or detected. Accordingly, management of the registrant has concluded that this control deficiency constitutes a material weakness.

(5) The registrant has requested that PwC furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated October 20, 2006, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm.

On October 26, 2006, the Audit Committee engaged KPMG LLP ("KPMG") as the registrant’s independent registered public accounting firm. During the years ended December 31, 2005 and December 31, 2004 and through October 26, 2006, neither the registrant nor anyone on its behalf consulted with KPMG regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements, and neither a written report nor oral advice was provided to the registrant by KPMG that was an important factor considered by the registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a "reportable event" (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

16 Letter re change in certifying accountant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Municipal Mortgage & Equity, LLC

October 26, 2006	By:	/s/ Melanie M. Lundquist

Name: Melanie M. Lundquist
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16	Letter re change in certifying accountant